                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  JUNE 18, 1997




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



          MASSACHUSETTS                 0-14680                  06-1047163
  (State or other jurisdiction     (Commission File            (IRS Employer
       of incorporation)                Number)              Identification No.)




               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500











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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 18, 1997, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 31, 1997 between Genzyme Corporation ("Genzyme"), a Massachusetts corporation, and PharmaGenics, Inc. ("PharmaGenics"), a Delaware corporation, PharmaGenics merged with and into Genzyme (the "Merger"). The Merger was approved by the stockholders of Genzyme at a Special Meeting of Stockholders held on June 12, 1997 (the "Genzyme Special Meeting") and was approved by the stockholders of PharmaGenics at a Special Meeting of Stockholders held on June 12, 1997.

         As consideration for the Merger, the stockholders of PharmaGenics received 3,928,572 shares of Genzyme Molecular Oncology Division Common Stock, $0.01 par value ("GMO Stock") subject to reduction as described below. The GMO Stock is intended to reflect the value and track the performance of Genzyme Molecular Oncology ("GMO"), a new division established by Genzyme. GMO was formed to develop and commercialize novel therapeutics and diagnostics for cancer based on molecular tools and genomics information. GMO consists of all of PharmaGenics's business, several Genzyme programs in the area of molecular oncology and Genzyme's rights under agreements with third parties relating to gene therapies for the treatment of cancer. As compensation to the Genzyme General Division ("Genzyme General") for the assets it contributed to GMO, 6,000,000 shares of GMO Stock have been reserved for issuance for the benefit of Genzyme General or its stockholders ("GMO Designated Shares"). The Board of Directors of Genzyme may issue the GMO Designated Shares as a stock dividend to the holders of Genzyme General Division Common Stock ("GGD Stock") or it may sell such shares in a public or private sale and allocate all of the proceeds to Genzyme General.

         The number of shares of GMO Stock delivered by Genzyme as the merger consideration was determined through arms-length negotiations between the parties. Such number of shares is subject to reduction prior to delivery of the GMO Stock certificates to the PharmaGenics stockholders by (i) the amount that PharmaGenics's expenses in connection with the Merger exceed $1,000,000 and
(ii) payments made or reasonably expected to be made by Genzyme, as of the date the GMO Stock certificates are delivered, to holders of PharmaGenics common stock who have exercised appraisal rights under Delaware law and to holders of PharmaGenics stock who have commenced or threatened (in writing) to commence any action, suit or legal, administrative or arbitration proceeding against either Genzyme or PharmaGenics challenging the Merger or seeking damages in connection with the Merger, as well as any expenses incurred by Genzyme in connection with any such action suit or proceeding, in each case divided by $7.00, the agreed upon value of the GMO Stock.

         There was no material relationship between PharmaGenics or its stockholders and Genzyme or any of its affiliates, directors or officers, or any associate of a Genzyme director or officer.

         The assets acquired in the Merger were used by PharmaGenics in the business of developing products and services for the treatment of cancer and Genzyme intends that GMO, which includes the assets of PharmaGenics, will operate in the same business.

ITEM 5. OTHER EVENTS

         Also on June 18, 1997, Genzyme amended its articles of organization to
(i) redesignate each of Genzyme's then existing classes of common stock as separate series of a single class of common stock with substantially the same features as the shares of each of Genzyme's then existing classes of common stock and (ii) authorize 110,000,000 shares of undesignated common stock that may be issued from time by the Board of Directors of Genzyme in one or more series (in addition to the GMO Stock).

         Finally, on June 18, 1997, Genzyme distributed to each holder of GMO Stock rights to purchase one one-hundredth of a share of Series C Junior Participating Preferred Stock for each share of GMO Stock held and amended its Rights Agreement with American Stock Transfer & Trust Company to reflect, among other things, the distribution of rights to the holders of the GMO Stock and, in the designation of the rights distributed to the holders of GGD Stock and Genzyme Tissue Repair Division Common Stock, the redesignation of the Company's existing classes of common stock.


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired:

                  The financial statements of PharmaGenics for the most recent fiscal year, the accountant's report covering such financial statements and the interim financial statements required by this item are filed herewith as
Exhibit 99.1.

         (b)      Pro Forma Financial Information:

                  The financial statements of GMO for the most recent fiscal year, the accountant's report covering such financial statements, the interim financial statements and the pro forma financial information required by this item are filed herewith as Exhibit 99.2.

         (c)      Exhibits:

Exhibit
   No.                                      Description
-------                                     -----------
     2             Agreement and Plan of Merger dated as of January 31, 1997
                   between Genzyme Corporation and PharmaGenics, Inc. Filed as
                   Annex I to the Prospectus/Proxy Statement included in
                   Genzyme's Registration Statement on Form S-4 (File No. 333-
                   26351), and incorporated herein by reference. Pursuant to
                   Item 601(b)(2) of Regulation S-K, the schedules and certain exhibits to the Agreement and Plan of Merger are omitted. A list of such schedules and exhibits appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any
                   omitted schedule or exhibit to the Commission upon request.

    23.1 Consent of Coopers and Lybrand L.L.P., independent accountants to Genzyme Corporation. Filed herewith.

    23.2           Consent of Arthur Andersen LLP, independent accountants to
                   PharmaGenics, Inc. Filed herewith.

    99.1 Financial statements of PharmaGenics for the most recent fiscal year, the accountant's report covering such financial statements, and the interim financial statements of PharmaGenics. Filed herewith.

    99.2 Financial statements of GMO for the most recent fiscal year, the accountant's report covering such financial statements, the interim financial statements, management's discussion and analysis of financial condition and results of operations and pro forma financial information giving effect to the merger of PharmaGenics with and into Genzyme. Filed herewith.







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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 30, 1997                  GENZYME CORPORATION

                                      By:/s/ David J. McLachlan
                                         ---------------------------------------
                                         David J. McLachlan
                                         Executive Vice President, Finance and
                                         Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT                                                                                SEQUENTIAL
   NO.                               DESCRIPTION                                         PAGE NO.
-------                              -----------                                         ---------

     2 Agreement and Plan of Merger dated as of January 31, 1997 between Genzyme Corporation and PharmaGenics, Inc. Filed as
                   Annex I to the Prospectus/Proxy Statement included in Genzyme's Registration Statement on Form S-4 (File No.
                   333-26351), and incorporated herein by reference. Pursuant to
                   Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger are omitted. A list of such schedules appears in the table of contents to the Agreement and Plan of Merger. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Commission upon request.

    23.1 Consent of Coopers and Lybrand L.L.P., independent accountants to Genzyme Corporation. Filed herewith.

    23.2           Consent of Arthur Andersen LLP, independent accountants to
                   PharmaGenics, Inc. Filed herewith.

    99.1 Financial statements of PharmaGenics for the most recent fiscal year, the accountant's report covering such financial statements and the interim financial statements of PharmaGenics. Filed herewith.

    99.2 Financial statements of GMO for the most recent fiscal year, the accountant's report covering such financial statements, the interim financial statements, management's discussion and analysis of results of operations and financial condition and pro forma financial information giving effect to the merger of PharmaGenics with and into Genzyme. Filed herewith.



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                               PHARMAGENICS, INC.
                         INDEX TO FINANCIAL STATEMENTS

                                                            Page
                                                            ----

Report of Independent Accountants                            F-1

Balance Sheets as of December 31, 1995 and 1996              F-2

Statements of Operations for the Years Ended
December 31, 1994, 1995 and 1996                             F-3

Statement of Changes in Stockholders'
Equity (Deficit)                                             F-4

Statements of Cash Flows for the Years
Ended December 31, 1994, 1995 and 1996                       F-5

Notes to Financial Statements                                F-6

Balance Sheets as of March 31, 1997 (unaudited)
and December 31, 1996                                       F-18

Statement of Operations (unaudited) for the Three
Months Ended March 31, 1997 and 1996                        F-19

Statements of Cash Flows (unaudited) for the Three
Months Ended March 31, 1997 and 1996                        F-20

Notes to Financial Statements (unaudited)                   F-21